EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

Investor, Institutional and Class R Shares

SUMMARY PROSPECTUS  |  JANUARY 28, 2010

BlackRock Total Return Fund

Class	Ticker Symbol
Investor A Shares	MDHQX

Investor B Shares	MBHQX

Investor C Shares	MFHQX

Institutional Shares	MAHQX

Class R Shares	MRCBX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund's prospectus and statement of additional information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Summary Prospectus

BlackRock Total Return Fund

Investment Objective

The investment objective of the BlackRock Total Return Fund (the "Total Return Fund" or the "Fund") is to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section on page 27 of the Fund's prospectus and in the "Purchase of Shares" section on page II-65 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.00%[2]	1.00%[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	1.00%	None	0.50%
Other Expenses	0.34%	0.52%	0.45%	0.32%	0.50%
Interest Expense	0.04%	0.04%	0.04%	0.04%	0.04%
Other	0.30%	0.48%	0.41%	0.28%	0.46%
Total Annual Fund Operating Expenses	1.04%	1.72%	1.90%	0.77%	1.45%
Fee Waivers and/or Expense Reimbursements[5]	(0.10)%	(0.07)%	(0.21)%	(0.18)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.94%	1.65%	1.69%	0.59%	1.14%

1  A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

2  The CDSC is 4.00% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "Details about the Share Classes — Investor B Shares" for the complete schedule of CDSCs.) There is no CDSC on Investor C Shares after one year.

3  The fees and expenses shown in the table and the example that follows include both the expenses of Total Return Fund and Total Return Fund's share of the allocated expenses of Master Portfolio.

4  As described in the Fund's prospectus on page 43, BlackRock has contractually agreed to waive the Total Return Fund's management fee in the amount of the Total Return Fund's share of the management fee paid by the Master Portfolio for as long as the Total Return Fund invests in the Master Portfolio. In addition, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% (for Investor A Shares), 1.65% (for Investor C Shares), 0.55% (for Institutional Shares) and 1.10% (for Class R Shares) of average daily net assets until February 1, 2011. These contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$492	$694	$912	$1,540
Investor B Shares	$568	$820	$1,097	$1,955
Investor C Shares	$272	$562	$977	$2,136
Institutional Shares	$60	$213	$379	$860
Class R Shares	$116	$413	$732	$1,637

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$168	$520	$897	$1,955
Investor C Shares	$172	$562	$977	$2,136

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 708% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Total Return Fund typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Both U.S. and foreign companies and governments may issue these securities. Under normal circumstances, the Total Return Fund invests at least 80% of its assets in bonds and invests primarily in investment grade fixed-income securities. The Total Return Fund may invest in fixed-income securities of any duration or maturity.

The Total Return Fund will invest most of its assets in securities issued by U.S. issuers, but may also invest a portion of its assets in securities issued by foreign issuers. The Total Return Fund may also invest in derivative securities for hedging purposes or to increase the return on its investments.

The Total Return Fund is a "feeder" fund that invests all of its assets in a corresponding "master" portfolio, the Master Total Return Portfolio ("Master Portfolio"), a series of the Master Bond LLC ("Master LLC"), a mutual fund that has the same investment objectives and strategies as the Total Return Fund. All investments will be made at the level of the Master Portfolio. This structure is sometimes called a "master/feeder" structure. The Total Return Fund's investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Prospectus uses the term "Total Return Fund" and "Fund" to include the Master Portfolio.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■  Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

■  The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

■  Changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

■  The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

■  The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

■  Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

■  Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■  Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to "prepayment risk" and "extension risk." Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

■  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

■  Sovereign Debt Risk — Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Performance Information

Effective September 24, 2007, the Total Return Fund reorganized with BlackRock Total Return Portfolio (the "Predecessor Fund"), a series of BlackRock Funds II (the "Reorganization"), and the Predecessor Fund's performance and financial history has been adopted by the Total Return Fund and will be used going forward from the date of the Reorganization. The information below is based on the performance information of the combined fund resulting from the Reorganization and that of the Predecessor Fund prior to the Reorganization (adjusted as necessary to reflect the fees applicable to each class of shares). The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Barclays Capital U.S. Aggregate Bond Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund's performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
Total Return Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 7.12% (quarter ended September 30, 2009) and the lowest return for a quarter was -6.97% (quarter ended September 30, 2008).

As of 12/31/09 Average Annual Total Returns	1 Year	5 Years	Since Inception (December 7, 2001)
Total Return Fund; Investor A Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Shares	11.21% 9.10% 7.19%	1.78% 0.02% 0.48%	3.29% 1.49% 1.74%
Total Return Fund; Investor B Return Before Taxes	11.18%	1.69%	3.24%
Total Return Fund; Investor C Return Before Taxes	14.16%	1.94%	3.09%
Total Return Fund; Institutional Return Before Taxes	16.31%	2.93%	4.13%
Total Return Fund; Class R Return Before Taxes	15.58%	2.38%	3.57%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	5.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

The Fund's investment manager is BlackRock Advisors, LLC ("BlackRock"). The Fund's sub-adviser is BlackRock Financial Management, Inc. Where applicable, BlackRock refers also to the Fund's sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Curtis Arledge	2008	CIO of Fixed Income, Fundamental Portfolios and Head of Multi-sector Mortgages of BlackRock, Inc.
Matthew Marra	2006	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange ("NYSE") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • 250 for certain fee-based programs • 100 for retirement plans • 50, if establishing Automatic Investment Plan ("AIP")	Available only for exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts

Minimum Additional Investment	$50 for all accounts except certain retirement plans and programs may have a lower minimum.	N/A	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund's dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

* * *

The Fund's prospectus and statement of additional information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus.

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SPRO-TR-0110